UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 9, 2004

                         HEMACARE CORPORATION
         (Exact name of registrant as specified in its charter)

California                       0-15223                    95-3280412
(State or other         (Commission File Number)         (I.R.S. Employer
jurisdiction                                            Identification No.)
of incorporation or
organization)

21101 Oxnard Street
Woodland Hills, California                             91367
(Address of principal executive                      (Zip Code)
offices)

                             (818) 226-1968
          (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

      On April 5, 2004, HemaCare Corporation (the "Company") dismissed Ernst & Young LLP ("E&Y") as the independent accountants of the Company. On April 8, 2004 appointed Stonefield Josephson, Inc. ("Stonefield") as the independent accountants of the Company for the fiscal year ended December 31, 2004. The determination to dismiss E&Y and to appoint Stonefield was made by the Board of Directors of the Company upon the recommendation of the Audit Committee.

      The reports of E&Y on the financial statements of the Company for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

      During the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the interim period from January 1, 2004 through April 8, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's financial statements for such years.

      During the Company's two most recent fiscal years ended
December 31, 2003 and 2002, and the interim period from January
1, 2004 through April 8, 2004, no reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) has occurred.

      During the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the interim period from January 1, 2003 through April 8, 2004, the Company did not consult with Stonefield on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter which was the subject of any disagreement or any reportable event (as defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-
K).

      E&Y has been provided with a copy of the disclosures contained herein. A letter from E&Y confirming its agreement with the statements contained herein is attached as Exhibit 16.1 to this report.

Item 7.  Financial Statements and Exhibits

Exhibits. The following is a list of exhibits filed as a part of this report.

Exhibit
Number                       Description
---------   -----------------------------------------------
16.1        Letter of Ernst & Young LLP regarding change in
            independent accountants.


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                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEMACARE CORPORATION

Date:	April 9, 2004                  By /s/ Robert S. Chilton
                                         ------------------------
                                         Robert S. Chilton,
                                         Chief Financial Officer



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